SECURITIES AND EXCHANGE COMMISSION

                   		     Washington, D.C.  20549



                            			    FORM 8-K



                           			 CURRENT REPORT
                	     Pursuant to Section 13 or 15(d) of the
                      		 Securities Exchange Act of 1934

               	Date of Report (Date of earliest event reported):

                          			  July 21, 1997

                  		       METRIS MASTER TRUST
                   		    METRIS RECEIVABLES, INC.
             	     (Originator of the Metris Master Trust)
           (Exact name of registrant as specified in its charter)


    Delaware                 033-99514                41-1810301
(State of Incorporation)     (Commission File Number) (IRS Employer
                                          						      Identification No.)



             4400 Baker Road, Suite F470, Minnetonka, Minnesota   55343
              		    (Address of principal executive offices)


                           			 (612) 936-5077
                (Registrant's telephone number, including area code)



                    		    METRIS RECEIVABLES, INC.
                    		   Current Report on Form 8-K


Item 7.     Financial Statements and Exhibits

        	   Ex. 20a Series 1996-1 June Certificateholders'
		                  Statement

	           Ex. 20b Series 1997-1 June Certificateholders'
  		                Statement

                         			    SIGNATURE


    	 Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               				     METRIS RECEIVABLES, INC.



                               				     By  /s/Robert W. Oberrender
                                      					 President and Treasurer




Dated:  July 21, 1997